Hartford Life Insurance Company Separate Account VL I:

333-109530                     Stag Protector II Variable Universal Life

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-88787                       Stag Protector II Variable Universal Life

Supplement Dated August 9, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated August 9, 2007 to Your Prospectus

In the section “Fee Tables,” under the section “Annual Charges Other Than Fund Operating Expenses,” the following is deleted and replaced with:

LifeAccess Accelerated Benefit Rider (available for policies issued after March 12, 2007)	Monthly.

Minimum Charge
$0.003521 per $1,000 of the benefit net amount at risk for a 25-year-old female preferred plus non-nicotine in the first year.
Maximum Charge
$2.01136 per $1,000 of the benefit net amount at risk for an 80-year-old male standard nicotine in the first year.
Charge for a representative insured
$0.00768 per $1,000 of the benefit net amount at risk for a 42-year-old male preferred non-nicotine in the first year.

This supplement should be retained with the prospectus for future reference.

HV-6156